UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund: BlackRock MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 06/30/07

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock MuniHoldings                                                 BLACKROCK
California Insured Fund, Inc.

ANNUAL REPORT | JUNE 30, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniHoldings California Insured Fund, Inc.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


2       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

A Letter to Shareholders

Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:

Total Returns as of June 30, 2007                                                      6-month         12-month
===============================================================================================================
U.S. equities (S&P 500 Index)                                                          + 6.96%          +20.59%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           + 6.45           +16.43
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      +10.74           +27.00
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               + 0.98           + 6.12
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 0.14           + 4.69
---------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 2.96           +11.22
---------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       3

The Benefits and Risks of Leveraging

BlackRock MuniHoldings California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of June 30, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 39.71% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


4       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Fund Summary as of June 30, 2007 (Unaudited)

Fund Information

Symbol on New York Stock Exchange ..........................          MUC
Initial Offering Date ......................................   February 27, 1998
Yield on Closing Market Price as of 6/30/07 ($13.92)* ......         5.00%
Current Monthly Distribution per Common Stock** ............   $      .058
Current Annualized Distribution per Common Stock** .........   $      .696
Leverage as of 6/30/07*** ..................................        39.71%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
**    The distribution is not constant and is subject to change.
***   As a percentage of managed assets.

The table below summarizes the changes in the Fund's market price and net asset value:

------------------------------------------------------------------------------------------------------
                                                6/30/07     6/30/06     Change       High         Low
------------------------------------------------------------------------------------------------------
Market Price ...........................         $13.92      $13.94     (0.14%)     $15.39      $13.54
Net Asset Value ........................         $14.48      $14.44      0.28%      $15.20      $14.34
------------------------------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      6/30/07      6/30/06
--------------------------------------------------------------------------------
City, County & State ......................................   27%          22%
Tax Revenue ...............................................   16           19
Education .................................................   14           13
Lease Revenue .............................................   12           18
Power .....................................................   10            6
Water & Sewer .............................................   10           12
Transportation ............................................    7            6
Hospital ..................................................    3            3
Housing ...................................................    1            1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               6/30/07     12/31/06
--------------------------------------------------------------------------------
AAA/Aaa ...................................................   97%          95%
AA/Aa .....................................................    3            1
A/A .......................................................   --            4
--------------------------------------------------------------------------------
*     Using the highest of S&P's and Moody's.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       5

Schedule of Investments as of June 30, 2007                       (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California -- 146.2%
--------------------------------------------------------------------------------
    $1,000    ABAG Finance Authority for Nonprofit Corporations,
              California, COP (Children's Hospital Medical Center),
              6% due 12/01/2029 (a)                                      $ 1,054
--------------------------------------------------------------------------------
     3,345    ABC California Unified School District, GO, Series A,
              5.625% due 8/01/2020 (e)(j)                                  3,417
--------------------------------------------------------------------------------
     4,000    Acalanes, California, Unified High School District, GO,
              5.80% due 8/01/2007 (e)(i)                                   4,047
--------------------------------------------------------------------------------
    10,000    Alameda, California, Unified School District, Capital
              Appreciation, GO (Election of 2004), Series B, 5.02%
              due 8/01/2035 (e)(f)                                         2,553
--------------------------------------------------------------------------------
     7,360    Alhambra, California, Unified School District, GO
              (Election of 2004), Series A, 5% due 8/01/2029 (c)           7,622
--------------------------------------------------------------------------------
     2,825    Banning, California, Unified School District, GO
              (Election of 2006), Series A, 5% due 8/01/2027 (c)           2,950
--------------------------------------------------------------------------------
     3,885    Berkeley, California, GO, Series C, 5.375%
              due 9/01/2007 (c)(i)                                         3,973
--------------------------------------------------------------------------------
     6,520    Berkeley, California, Unified School District, GO,
              Series I, 5.75% due 8/01/2008 (e)(i)                         6,734
--------------------------------------------------------------------------------
     2,925    Cajon Valley, California, Union School District, GO,
              Series B, 5.50% due 8/01/2027 (b)                            3,097
--------------------------------------------------------------------------------
     2,180    California Community College Financing Authority,
              Lease Revenue Bonds (Grossmont-Palomar-Shasta),
              Series A, 5.625% due 4/01/2026 (b)                           2,306
--------------------------------------------------------------------------------
              California Educational Facilities Authority, Revenue
              Refunding Bonds (Occidental College) (b)(i):
     5,815        5.625% due 10/01/2007                                    5,958
     5,000        5.70% due 10/01/2007                                     5,124
--------------------------------------------------------------------------------
     3,500    California HFA, Home Mortgage Revenue Bonds,
              VRDN, AMT, Series N, 3.80% due 8/01/2021 (e)(h)              3,500
--------------------------------------------------------------------------------
     3,200    California HFA, Home Mortgage Revenue Bonds,
              VRDN, Series F, 3.90% due 2/01/2033 (a)(h)                   3,200
--------------------------------------------------------------------------------
              California HFA, S/F Mortgage Revenue Bonds, AMT,
              Class II (b):
       205        Series A-1, 6% due 8/01/2020                               208
     1,160        Series C-2, 5.625% due 8/01/2020 (d)                     1,176
--------------------------------------------------------------------------------
     9,250    California Health Facilities Financing Authority Revenue
              Bonds (Kaiser Permanente), Series A, 5.50%
              due 6/01/2022 (e)(j)                                         9,563
--------------------------------------------------------------------------------
              California Health Facilities Financing Authority,
              Revenue Refunding Bonds (Catholic Healthcare West),
              Series A (i):
       510        5.75% due 7/01/2007 (a)                                    510
     1,840        6% due 7/01/2007 (b)                                     1,859
--------------------------------------------------------------------------------
     1,900    California Infrastructure and Economic Development
              Bank Revenue Bonds (Los Angeles County Department
              of Public Social Services), 5.75% due 9/01/2023 (a)          2,074
--------------------------------------------------------------------------------
              California State, GO:
     2,000        5.50% due 6/01/2025 (c)                                  2,079
        15        5.25% due 4/01/2027                                         16
--------------------------------------------------------------------------------
              California State, GO, Refunding:
     1,075        5.75% due 12/01/2009 (i)                                 1,135
     6,000        5.25% due 2/01/2026 (b)                                  6,271
--------------------------------------------------------------------------------
    20,000    California State Public Works Board, Lease Revenue
              Bonds (Various University of California Projects),
              Series C, 5.125% due 9/01/2007 (a)(i)                       20,445
--------------------------------------------------------------------------------
     2,625    California State Public Works Board, Lease Revenue
              Refunding Bonds (Various Community College Projects),
              Series B, 5.625% due 3/01/2019 (a)                           2,655
--------------------------------------------------------------------------------
    10,000    California State University, Systemwide Revenue Bonds,
              Series A, 5% due 11/01/2032 (c)                             10,261
--------------------------------------------------------------------------------
     5,000    California State University, Systemwide Revenue
              Refunding Bonds, Series A, 5% due 11/01/2029 (e)             5,145
--------------------------------------------------------------------------------
     7,050    California State, Various Purpose, GO, 5.50%
              due 11/01/2033                                               7,519
--------------------------------------------------------------------------------
    14,000    California State, Veterans, GO, Refunding, AMT,
              Series BZ, 5.35% due 12/01/2021 (b)                         14,035
--------------------------------------------------------------------------------
     4,915    California Statewide Communities Development
              Authority, Health Facility Revenue Bonds
              (Memorial Health Services), Series A,
              6% due 10/01/2023                                            5,267
--------------------------------------------------------------------------------
     1,090    California Statewide Communities Development
              Authority Revenue Bonds (Los Angeles Orthopedic
              Hospital Foundation), 5.50% due 6/01/2019 (a)                1,102
--------------------------------------------------------------------------------
              California Statewide Communities Development
              Authority, Revenue Refunding Bonds:
     5,000        (Kaiser Hospital Asset Management, Inc.),
                  Series C, 5.25% due 8/01/2031                            5,156
     2,650        (Kaiser Permanente), Series A,
                  5% due 4/01/2031 (f)                                     2,678
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
GO      General Obligation Bonds
HFA     Housing Finance Agency
M/F     Multi-Family
ROLS    Reset Option Long Securities
S/F     Single-Family
VRDN    Variable Rate Demand Notes


6       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (continued)
--------------------------------------------------------------------------------
   $ 4,500    Campbell, California, Redevelopment Agency,
              Tax Allocation Refunding Bonds (Central Campbell
              Redevelopment Project), Series A,
              5% due 10/01/2032 (a)                                      $ 4,611
--------------------------------------------------------------------------------
     6,685    Castaic Lake, California, Water Agency Revenue Bonds,
              COP, Series C, 5% due 8/01/2030 (b)                          6,867
--------------------------------------------------------------------------------
     8,705    Castaic Lake, California, Water Agency Revenue Bonds,
              COP (Water System Improvement Project),
              5.50% due 8/01/2009 (a)(i)                                   9,089
--------------------------------------------------------------------------------
     9,905    Chaffey Community College District, California,
              GO (Election of 2002), Series B, 5% due 6/01/2030 (b)       10,245
--------------------------------------------------------------------------------
     2,750    Chula Vista, California, Public Financing Authority,
              Revenue Refunding Bonds, Series A,
              5% due 9/01/2029 (b)                                         2,820
--------------------------------------------------------------------------------
     2,400    Coachella Valley, California, Unified School District,
              GO (Election of 2005), Series A, 5% due 8/01/2027 (c)        2,489
--------------------------------------------------------------------------------
     2,500    Colton, California, Joint Unified School District,
              GO, Series A, 5.375% due 8/01/2026 (c)                       2,663
--------------------------------------------------------------------------------
     7,800    Contra Costa, California, Community College District,
              GO (Election of 2002), 5% due 8/01/2028 (b)                  8,053
--------------------------------------------------------------------------------
     2,000    Contra Costa County, California, COP, Refunding
              (Merrithew Memorial Hospital Project), 5.50%
              due 11/01/2022 (b)                                           2,049
--------------------------------------------------------------------------------
     5,910    Corona, California, Department of Water and Power,
              COP, 5% due 9/01/2029 (b)                                    6,073
--------------------------------------------------------------------------------
     5,000    Corona-Norco, California, Unified School District, GO
              (Election of 2006), Series A, 5% due 8/01/2031 (e)           5,205
--------------------------------------------------------------------------------
     4,250    Coronado, California, Community Development Agency,
              Tax Allocation Bonds (Coronado Community
              Development Project), 5% due 9/01/2030 (a)                   4,359
--------------------------------------------------------------------------------
     2,395    Covina-Valley, California, Unified School District, GO,
              Refunding, Series A, 5.50% due 8/01/2026 (e)                 2,555
--------------------------------------------------------------------------------
     3,750    Culver City, California, Redevelopment Finance
              Authority, Tax Allocation Revenue Refunding Bonds,
              Series A, 5.60% due 11/01/2025 (e)                           3,950
--------------------------------------------------------------------------------
     1,870    Davis, California, Joint Unified School District,
              Community Facilities District, Special Tax Refunding
              Bonds, Number 1, 5.50% due 8/15/2007 (b)(i)                  1,874
--------------------------------------------------------------------------------
     6,015    East Bay, California, Municipal Utility District,
              Wastewater System Revenue Refunding Bonds,
              Sub-Series A, 5% due 6/01/2037 (a)                           6,244
--------------------------------------------------------------------------------
    20,900    East Bay, California, Municipal Utility District, Water
              System Revenue Refunding Bonds, Series A, 5%
              due 6/01/2037 (c)                                           21,694
--------------------------------------------------------------------------------
    11,000    East Side Union High School District, California, Santa
              Clara County, Capital Appreciation, GO (Election of
              2002), Series E, 5.125% due 8/01/2028 (e)(k)(f)              3,827
--------------------------------------------------------------------------------
     1,000    Escondido, California, COP, Refunding, Series A,
              5.75% due 9/01/2024 (c)                                      1,059
--------------------------------------------------------------------------------
     5,000    Foothill-De Anza, California, Community College District,
              GO, Refunding, 5% due 8/01/2030 (c)                          5,124
--------------------------------------------------------------------------------
     4,455    Fresno, California, Airport Revenue Bonds, AMT,
              Series B, 5.50% due 7/01/2020 (e)                            4,628
--------------------------------------------------------------------------------
     5,200    Fullerton, California, Joint Union High School District,
              GO (Election of 2002), Series B, 5% due 8/01/2029 (c)        5,385
--------------------------------------------------------------------------------
     4,040    Garden Grove, California, COP (Financing Project),
              Series A, 5.50% due 3/01/2026 (a)                            4,288
--------------------------------------------------------------------------------
     5,200    Glendale, California, Unified School District, GO,
              Series B, 5.125% due 9/01/2023 (e)                           5,310
--------------------------------------------------------------------------------
     2,155    Hartnell, California, Community College District, GO
              (Election of 2002), Series B, 5% due 6/01/2031 (e)           2,235
--------------------------------------------------------------------------------
     4,565    Hemet, California, Unified School District, GO,
              Series A, 5.375% due 8/01/2026 (b)                           4,806
--------------------------------------------------------------------------------
     1,700    Inglewood, California, Unified School District, GO,
              Series A, 5.60% due 10/01/2009 (c)(i)                        1,784
--------------------------------------------------------------------------------
     2,300    Irvine, California, Unified School District, Special Tax
              (Community Facilities District Number 86-1), 5.375%
              due 11/01/2020 (a)                                           2,389
--------------------------------------------------------------------------------
     4,665    Irvine, California, Unified School District, Special Tax
              Refunding Bonds (Community Facilities District
              Number 86-1), 5.80% due 11/01/2020 (a)                       4,788
--------------------------------------------------------------------------------
     2,500    La Quinta, California, Financing Authority, Local Agency
              Revenue Bonds, Series A, 5.25% due 9/01/2024 (a)             2,651
--------------------------------------------------------------------------------
         2    La Quinta, California, Financing Authority, Local Agency
              Tax Allocation and Revenue Refunding Bonds, ROLS,
              Series II-R-412X, 6.422% due 9/01/2034 (a)(g)                    3
--------------------------------------------------------------------------------
     1,210    Little Lake, California, City School District, GO, Series B,
              5.25% due 7/01/2022 (e)                                      1,274
--------------------------------------------------------------------------------
     1,485    Lompoc, California, Unified School District, GO (Election
              of 2002), Series C, 5% due 6/01/2032 (e)                     1,545
--------------------------------------------------------------------------------
     4,000    Long Beach, California, Bond Finance Authority, Lease
              Revenue Bonds (Rainbow Harbor Refinancing Project),
              Series A, 5.25% due 5/01/2009 (a)(i)                         4,146
--------------------------------------------------------------------------------
    11,110    Long Beach, California, Harbor Revenue Refunding
              Bonds, AMT, Series B, 5.20% due 5/15/2027 (b)               11,493
--------------------------------------------------------------------------------
    10,000    Los Angeles, California, Community Redevelopment
              Agency, Community Redevelopment Financing Authority
              Revenue Bonds (Bunker Hill Project), Series A, 5%
              due 12/01/2027 (e)                                          10,268
--------------------------------------------------------------------------------
       160    Los Angeles, California, M/F Housing Revenue Refunding
              Bonds, Senior Series G, 5.65% due 1/01/2014 (e)                161
--------------------------------------------------------------------------------
              Los Angeles, California, Unified School District, GO,
              Refunding, Series B (c):
     5,000        5% due 7/01/2023                                         5,236
     5,400        4.75% due 7/01/2026                                      5,471
--------------------------------------------------------------------------------
    10,000    Los Angeles, California, Unified School District, GO,
              Series E, 5% due 7/01/2030 (a)                              10,347
--------------------------------------------------------------------------------
     5,000    Los Angeles, California, Wastewater System Revenue
              Refunding Bonds, Series A, 4.75% due 6/01/2035 (b)           5,026
--------------------------------------------------------------------------------
     5,000    Los Angeles, California, Water and Power Revenue
              Bonds (Power System), Sub-Series A-1, 5%
              due 7/01/2031 (e)                                            5,170
--------------------------------------------------------------------------------


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       7

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (continued)
--------------------------------------------------------------------------------
              Los Angeles County, California, Metropolitan
              Transportation Authority, Sales Tax Revenue
              Refunding Bonds:
   $ 9,000        Proposition A, First Tier Senior Series A, 5%
                  due 7/01/2035 (a)                                      $ 9,306
     3,750        Proposition C, Second Tier Senior Series A, 5.25%
                  due 7/01/2010 (c)(i)                                     3,934
--------------------------------------------------------------------------------
     2,735    Los Gatos, California, Unified School District, GO
              (Election 2001), Series B, 5% due 8/01/2030 (e)              2,807
--------------------------------------------------------------------------------
     1,890    Los Rios, California, Community College District, GO
              (Election of 2002), Series B, 5% due 8/01/2027 (b)           1,949
--------------------------------------------------------------------------------
     2,000    Madera, California, Public Financing Authority, Water
              and Wastewater Revenue Refunding Bonds, 5%
              due 3/01/2036 (b)                                            2,064
--------------------------------------------------------------------------------
     6,365    Merced, California, Community College District, GO
              (School Facilities District Number 1), 5%
              due 8/01/2031 (b)                                            6,605
--------------------------------------------------------------------------------
     5,000    Merced, California, Irrigation District, Electrical System
              Revenue Refunding Bonds, 5.25% due 9/01/2036 (k)             5,243
--------------------------------------------------------------------------------
              Metropolitan Water District of Southern California,
              Waterworks Revenue Bonds:
     3,550        Series A, 5% due 7/01/2035 (e)                           3,666
     9,000        Series B-1, 5% due 10/01/2033 (c)                        9,223
--------------------------------------------------------------------------------
     5,000    Modesto, California, Schools Infrastructure Financing
              Agency, Special Tax Bonds, 5% due 9/01/2029 (a)              5,124
--------------------------------------------------------------------------------
     2,000    Montebello, California, Community Redevelopment
              Agency, Housing Tax Allocation Bonds, Series A, 5.45%
              due 9/01/2007 (e)(i)                                         2,046
--------------------------------------------------------------------------------
     4,150    Moorpark, California, Redevelopment Agency, Tax
              Allocation Bonds (Moorpark Redevelopment Project),
              5.125% due 10/01/2031 (a)                                    4,293
--------------------------------------------------------------------------------
     2,315    Morgan Hill, California, Unified School District, GO,
              5.75% due 8/01/2010 (c)(i)                                   2,465
--------------------------------------------------------------------------------
     3,275    Northern California Power Agency, Public Power
              Revenue Refunding Bonds (Hydroelectric Project
              Number 1), Series A, 5.125% due 7/01/2023 (b)                3,338
--------------------------------------------------------------------------------
     9,995    Oakland, California, Alameda County Unified School
              District, GO, Refunding, Series C, 5.50%
              due 8/01/2019 (c)                                           10,009
--------------------------------------------------------------------------------
              Oakland, California, Alameda County Unified School
              District, GO, Series F (b):
     3,705        5.625% due 8/01/2020                                     3,883
     5,245        5.625% due 8/01/2021                                     5,496
     6,000        5.50% due 8/01/2024                                      6,255
--------------------------------------------------------------------------------
     5,000    Ohlone, California, Community College District, GO,
              Series B, 5% due 8/01/2030 (e)                               5,175
--------------------------------------------------------------------------------
    10,000    Oxnard, California, Financing Authority, Wastewater
              Revenue Bonds (Redwood Trunk Sewer and Headworks
              Projects), Series A, 5.25% due 6/01/2034 (c)                10,512
--------------------------------------------------------------------------------
    10,000    Oxnard, California, Financing Authority, Water Revenue
              Bonds, 5% due 6/01/2031 (b)                                 10,349
--------------------------------------------------------------------------------
     6,475    Palm Desert, California, Financing Authority, Tax
              Allocation Revenue Bonds (Project Area Number 2), 5%
              due 8/01/2033 (b)                                            6,630
--------------------------------------------------------------------------------
     1,000    Palm Springs, California, COP, Refunding (Multiple
              Capital Facilities Project), 5.75% due 4/01/2017 (a)         1,025
--------------------------------------------------------------------------------
     1,600    Palm Springs, California, Financing Authority, Lease
              Revenue Refunding Bonds (Convention Center Project),
              Series A, 5.50% due 11/01/2035 (b)                           1,730
--------------------------------------------------------------------------------
     9,100    Pleasanton, California, Unified School District, GO,
              Series E, 5.50% due 8/01/2008 (c)(i)                         9,369
--------------------------------------------------------------------------------
     5,000    Port of Oakland, California, Port Revenue Refunding
              Bonds, Series I, 5.40% due 11/01/2017 (b)                    5,126
--------------------------------------------------------------------------------
              Port of Oakland, California, Revenue Bonds, AMT,
              Series K (c):
     3,500        5.75% due 11/01/2014                                     3,652
    17,120        5.75% due 11/01/2029                                    17,836
--------------------------------------------------------------------------------
     9,070    Poway, California, Unified School District, Public
              Financing Authority, Special Tax Revenue Bonds, 5%
              due 9/15/2031 (a)                                            9,340
--------------------------------------------------------------------------------
    10,090    RNR School Financing Authority, California, Special Tax
              Bonds (Community Facilities District Number 92-1),
              Series A, 5% due 9/01/2036 (a)                              10,343
--------------------------------------------------------------------------------
     5,085    Rancho Cordova, California, COP (City Hall Facility
              Acquisition Project), 5% due 2/01/2015 (i)(k)                5,401
--------------------------------------------------------------------------------
     2,205    Richmond, California, Joint Powers Financing Authority,
              Tax Allocation Revenue Bonds, Series A, 5.50%
              due 9/01/2018 (b)                                            2,317
--------------------------------------------------------------------------------
    10,735    Riverside, California, Unified School District, GO
              (Election of 2001), Series B, 5% due 8/01/2030 (b)          11,148
--------------------------------------------------------------------------------
              Rohnert Park, California, Community Development
              Commission, Tax Allocation Revenue Bonds (Rohnert
              Park Redevelopment Project), Series R (c):
     5,245        5% due 8/01/2030                                         5,395
    10,000        5% due 8/01/2037                                        10,255
--------------------------------------------------------------------------------
     2,125    Sacramento, California, Area Flood Control Agency,
              Special Assessment Refunding Bonds (Consolidated
              Capital Assessment District), Series A, 5%
              due 10/01/2032 (c)                                           2,207
--------------------------------------------------------------------------------
     8,775    Sacramento, California, City Financing Authority,
              Revenue Refunding Bonds, 5% due 12/01/2029 (c)               9,098
--------------------------------------------------------------------------------
    10,825    Sacramento, California, Municipal Utility District,
              Electric Revenue Refunding Bonds, Series L, 5.125%
              due 7/01/2022 (b)                                           11,034
--------------------------------------------------------------------------------
     2,500    Sacramento, California, Municipal Utility District
              Financing Authority, Revenue Bonds (Consumers
              Project), 5.125% due 7/01/2029 (b)                           2,628
--------------------------------------------------------------------------------
     4,115    Saddleback Valley, California, Unified School District,
              GO, 5% due 8/01/2029 (e)                                     4,246
--------------------------------------------------------------------------------
     5,440    San Bernardino, California, Joint Powers Financing
              Authority, Lease Revenue Bonds (Department of
              Transportation Lease), Series A, 5.50%
              due 12/01/2020 (b)                                           5,478
--------------------------------------------------------------------------------


8       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
California (continued)
--------------------------------------------------------------------------------
   $ 1,480    San Bernardino County, California, COP, Refunding
              (Medical Center Financing Project), 5.50%
              due 8/01/2019 (b)                                          $ 1,482
--------------------------------------------------------------------------------
    12,555    San Diego, California, Community College District, GO
              (Election of 2002), 5% due 5/01/2030 (e)                    12,982
--------------------------------------------------------------------------------
     5,055    San Diego, California, Public Facilities Financing
              Authority, Sewer Revenue Bonds, Series A, 5.25%
              due 5/15/2027 (c)                                            5,110
--------------------------------------------------------------------------------
     1,500    San Diego County, California, COP (Edgemoor Project
              and Regional System), Refunding, 5% due 2/01/2029 (a)        1,539
--------------------------------------------------------------------------------
     4,000    San Diego County, California, Water Authority, Water
              Revenue Bonds, COP, Series A, 5% due 5/01/2031 (e)           4,099
--------------------------------------------------------------------------------
     6,795    San Francisco, California, Bay Area Rapid Transit District,
              Sales Tax Revenue Bonds, 5.50% due 7/01/2009 (c)(i)          7,091
--------------------------------------------------------------------------------
    13,100    San Francisco, California, Bay Area Rapid Transit District,
              Sales Tax Revenue Refunding Bonds, Series A, 5%
              due 7/01/2030 (b)                                           13,554
--------------------------------------------------------------------------------
     6,430    San Francisco, California, City and County Airport
              Commission, International Airport Revenue Bonds, AMT,
              Second Series, Issue 24A, 5.50% due 5/01/2024 (e)            6,691
--------------------------------------------------------------------------------
     4,195    San Francisco, California, Community College District,
              GO (Election of 2001), Series C, 5% due 6/15/2031 (e)        4,351
--------------------------------------------------------------------------------
     5,530    San Joaquin County, California, COP, Refunding (County
              Administration Building), 5% due 11/15/2030 (b)              5,692
--------------------------------------------------------------------------------
     2,118    San Jose, California, Financing Authority, Lease
              Revenue Refunding Bonds, DRIVERS, VRDN,
              Series 1280Z, 5.97% due 12/01/2010 (a)(g)                    2,197
--------------------------------------------------------------------------------
              San Jose-Evergreen, California, Community College
              District, Capital Appreciation, GO (Election of 2004),
              Refunding, Series A (b)(f):
    10,410        5.17% due 9/01/2024                                      4,431
     7,250        5.340% due 9/01/2029                                     2,310
--------------------------------------------------------------------------------
     7,785    San Juan, California, Unified School District, GO, 5.625%
              due 8/01/2010 (c)(i)                                         8,260
--------------------------------------------------------------------------------
     4,250    San Juan, California, Unified School District, GO
              (Election of 2002), 5% due 8/01/2028 (b)                     4,367
--------------------------------------------------------------------------------
     5,650    San Mateo County, California, Transit District, Sales
              Tax Revenue Refunding Bonds, Series A, 5%
              due 6/01/2029 (b)                                            5,848
--------------------------------------------------------------------------------
     7,345    Sanger, California, Unified School District, GO (Election
              of 2006), 5% due 8/01/2027 (e)                               7,695
--------------------------------------------------------------------------------
    14,000    Santa Clara, California, Redevelopment Agency, Tax
              Allocation Bonds (Bayshore North Project),
              Series A, 5.50% due 6/01/2023 (a)                           14,517
--------------------------------------------------------------------------------
     6,050    Santa Clara, California, Subordinated Electric Revenue
              Bonds, Series A, 5% due 7/01/2028 (b)                        6,217
--------------------------------------------------------------------------------
     9,750    Santa Clara County, California, Financing Authority,
              Lease Revenue Refunding Bonds, Series A, 5%
              due 11/15/2022 (a)                                           9,944
--------------------------------------------------------------------------------
     9,000    Santa Fe Springs, California, Community Development,
              Commission Tax Allocation Refunding Bonds
              (Consolidated Redevelopment Project), Series A, 5%
              due 9/01/2007 (b)(i)                                         9,198
--------------------------------------------------------------------------------
     5,110    Santa Monica, California, Redevelopment Agency, Tax
              Allocation Bonds (Earthquake Recovery Redevelopment
              Project), 6% due 7/01/2009 (a)(i)                            5,382
--------------------------------------------------------------------------------
     2,855    Santa Rosa, California, High School District, GO
              (Election of 2002), 5% due 8/01/2028 (b)                     2,934
--------------------------------------------------------------------------------
    10,910    Southern California Public Power Authority, Power
              Project Revenue Bonds (Magnolia Power Project),
              Series A-1, 5% due 7/01/2013 (a)(i)                         11,535
--------------------------------------------------------------------------------
     3,200    Stockton, California, Public Financing Authority, Water
              Revenue Bonds (Water System Capital Improvement
              Projects), Series A, 5% due 10/01/2031 (b)                   3,311
--------------------------------------------------------------------------------
     1,500    Stockton, California, Redevelopment Agency, Revenue
              Bonds (Stockton Events Center -- Arena Project), 5%
              due 9/01/2028 (c)                                            1,535
--------------------------------------------------------------------------------
     4,400    Tamalpais, California, Union High School District, GO
              (Election of 2006), 5% due 8/01/2028 (b)                     4,576
--------------------------------------------------------------------------------
    13,025    Tracy, California, Area Public Facilities Financing Agency,
              Special Tax Refunding Bonds (Community Facilities
              District Number 87-1), Series H, 5.875%
              due 10/01/2019 (b)                                          13,770
--------------------------------------------------------------------------------
     6,655    Turlock, California, Public Finance Authority, Sewer
              Revenue Bonds, Series A, 5% due 9/15/2033 (c)                6,819
--------------------------------------------------------------------------------
     7,475    University of California, COP, Series A, 5.25%
              due 11/01/2007 (a)(i)                                        7,587
--------------------------------------------------------------------------------
    10,500    University of California, General Revenue Refunding
              Bonds, Series A, 5% due 5/15/2027 (a)                       10,821
--------------------------------------------------------------------------------
     1,410    University of California Revenue Bonds, Series K,
              5.25% due 9/01/2008 (c)(i)                                   1,449
--------------------------------------------------------------------------------
    16,000    University of California, Revenue Refunding Bonds
              (Multiple Purpose Projects), Series E, 5.125%
              due 9/01/2007 (b)(i)                                        16,192
--------------------------------------------------------------------------------
              Vista, California, Unified School District, GO:
    10,000        Series A, 5.25% due 8/01/2025 (e)                       10,448
     2,550        Series B, 5% due 8/01/2028 (c)                           2,620
--------------------------------------------------------------------------------
     6,075    Washington, California, Unified School District (Yolo
              County), Capital Appreciation, GO (Election of 2004),
              Series A, 4.98% due 8/01/2029 (c)(e)(f)                      2,108
--------------------------------------------------------------------------------
     5,825    West Contra Costa, California, Unified School District,
              Capital Appreciation, GO (Election of 2002), Series C,
              5.78% due 8/01/2029 (c)(e)(f)                                2,021
--------------------------------------------------------------------------------
              West Contra Costa, California, Unified School
              District, GO (e):
     6,690        (Election of 2002), Series B, 5% due 8/01/2032           6,842
     2,595        (Election of 2005), Series A, 5% due 8/01/2026           2,693
--------------------------------------------------------------------------------
     3,145    Yorba Linda, California, Redevelopment Agency,
              Redevelopment Project Tax Allocation Revenue Bonds
              (Subordinate Lien), Series B, 5% due 9/01/2032 (a)           3,222
--------------------------------------------------------------------------------


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       9

Schedule of Investments (concluded)     (in Thousands)

      Face
    Amount    Municipal Bonds                                           Value
===============================================================================
Puerto Rico -- 4.5%
-------------------------------------------------------------------------------
              Puerto Rico Electric Power Authority, Power
              Revenue Bonds (i):
   $11,215        Series HH, 5.30% due 7/01/2010 (e)                 $   11,766
     6,130        Series NN, 5.125% due 7/01/2013                         6,515
-------------------------------------------------------------------------------
     8,120    Puerto Rico Electric Power Authority, Power Revenue
              Refunding Bonds, Series UU, 5% due 7/01/2024 (e)            8,538
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $871,050) -- 150.7%                              892,202
===============================================================================

===============================================================================
              Municipal Bonds Held in Trust (n)
===============================================================================
California -- 25.5%
-------------------------------------------------------------------------------
    12,000    Contra Costa County, California, COP, Refunding
              (Merrithew Memorial Hospital Project), 5.375%
              due 11/01/2017 (b)                                         12,296
-------------------------------------------------------------------------------
     7,165    La Quinta, California, Financing Authority,
              Local Agency Revenue Bonds, Series A, 5.125%
              due 9/01/2034 (a)                                           7,438
-------------------------------------------------------------------------------
    15,490    Peralta, California, Community College District, GO
              (Election of 2000), Series D, 5% due 8/01/2035 (e)         15,999
-------------------------------------------------------------------------------
    25,350    Port of Oakland, California, Revenue Refunding Bonds,
              AMT, Series L, 5.375% due 11/01/2027 (c)                   26,452
-------------------------------------------------------------------------------
    34,260    Sacramento, California, Municipal Utility District
              Financing Authority, Revenue Bonds (Consumers
              Project), 5.125% due 7/01/2029 (b)                         36,012
-------------------------------------------------------------------------------
    10,000    San Diego County, California, Water Authority, Water
              Revenue Refunding Bonds, COP, Series A, 5%
              due 5/01/2032 (b)                                          10,258
-------------------------------------------------------------------------------
    13,500    San Francisco, California, City and County Public
              Utilities Commission, Water Revenue Refunding Bonds,
              Series A, 5% due 11/01/2032 (b)                            13,893
-------------------------------------------------------------------------------
    10,564 San Jose, California, Financing Authority, Lease Revenue Refunding Bonds (Civic Center Project), Series B,
              5% due 6/01/2032 (a)                                       10,760
-------------------------------------------------------------------------------
    17,400    University of California, Limited Project Revenue Bonds,
              Series B, 5% due 5/15/2033 (e)                             17,909
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $152,699) -- 25.5%                               151,017
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities                                     Value
===============================================================================
        15    CMA California Municipal Money Fund, 3.18% (l)(m)      $       15
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $15) -- 0.0%                                          15
===============================================================================
Total Investments (Cost -- $1,023,764*) -- 176.2%                     1,043,234

Other Assets Less Liabilities -- 2.1%                                    12,612

Liability for Trust Certificates,
Including Interest Expense Payable -- (12.4%)                           (73,597)

Preferred Stock, at Redemption Value -- (65.9%)                        (390,196)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  592,053
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 950,629
                                                                      =========
      Gross unrealized appreciation ..............................    $  24,167
      Gross unrealized depreciation ..............................       (4,427)
                                                                      ---------
      Net unrealized appreciation ................................    $  19,740
                                                                      =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FSA Insured.
(f) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                  (2,432)        $171
      --------------------------------------------------------------------------

(m)   Represents the current yield as of June 30, 2007.
(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.

      See Notes to Financial Statements.


10       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Statement of Net Assets

As of June 30, 2007

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $1,023,749,062)                     $1,043,219,417
            Investments in affiliated securities, at value (identified cost -- $14,601) .........                            14,601
            Cash ................................................................................                            27,863
                Interest ........................................................................    $  14,979,361
                Securities sold .................................................................        5,928,532       20,907,893
                                                                                                     -------------
            Prepaid expenses ....................................................................                             3,582
                                                                                                                     --------------
            Total assets ........................................................................                     1,064,173,356
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates ..................................................................                        72,864,500
            Payables:
                Securities purchased ............................................................        5,225,989
                Dividends to Common Stock shareholders ..........................................        2,370,719
                Interest expense ................................................................          732,598
                Investment adviser ..............................................................          424,326
                Other affiliates ................................................................            4,539        8,758,171
                                                                                                     -------------
            Accrued expenses ....................................................................                           301,014
                                                                                                                     --------------
            Total liabilities ...................................................................                        81,923,685
                                                                                                                     --------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.10 per share (1,920 Class
              A Shares, 3,880 Class B Shares, 3,200 Class C Shares, 2,960 Class D Shares and
              3,640 Class E Shares of AMPS* authorized, issued and outstanding at $25,000
              per share liquidation preference) .................................................                       390,196,175
                                                                                                                     --------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ...............................................                     $ 592,053,496
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share (40,874,458 shares issued and outstanding) ...                     $   4,087,446
            Paid-in capital in excess of par ....................................................                       603,025,455
            Undistributed investment income -- net ..............................................    $   2,399,315
            Accumulated realized capital losses -- net ..........................................      (36,929,075)
            Unrealized appreciation -- net ......................................................       19,470,355
                                                                                                     -------------
            Total accumulated losses -- net .....................................................                       (15,059,405)
                                                                                                                     --------------
            Total -- Equivalent to $14.48 net asset value per share of Common Stock
              (market price -- $13.92) ..........................................................                     $ 592,053,496
                                                                                                                     --------------

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       11

Statement of Operations

For the Year Ended June 30, 2007

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ............................................................................                     $  50,686,389
            Dividends from affiliates ...........................................................                           170,922
                                                                                                                      -------------
            Total income ........................................................................                        50,857,311
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................    $   5,465,998
            Interest expense and fees ...........................................................        2,882,247
            Commission fees .....................................................................          989,606
            Accounting services .................................................................          273,855
            Professional fees ...................................................................           88,462
            Transfer agent fees .................................................................           88,335
            Printing and shareholder reports ....................................................           66,185
            Custodian fees ......................................................................           47,101
            Directors' fees and expenses ........................................................           37,355
            Pricing fees ........................................................................           28,802
            Listing fees ........................................................................           14,260
            Other ...............................................................................           65,661
                                                                                                     -------------
            Total expenses before waiver and reimbursement ......................................       10,047,867
            Waiver and reimbursement of expenses ................................................         (367,651)
                                                                                                     -------------
            Total expenses after waiver and reimbursement .......................................                         9,680,216
                                                                                                                      -------------
            Investment income -- net ............................................................                        41,177,095
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net ..............................................................        4,464,028
                Financial futures contracts -- net ..............................................           67,742        4,531,770
                                                                                                     -------------
            Change in unrealized appreciation on investments -- net .............................                        (1,281,142)
                                                                                                                      -------------
            Total realized and unrealized gain -- net ...........................................                         3,250,628
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................                       (12,734,644)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ................................                     $  31,693,079
                                                                                                                      =============

      See Notes to Financial Statements.


12       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Statements of Changes in Net Assets

                                                                                                            For the Year Ended
                                                                                                                June 30,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                        2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................    $  41,177,095    $  42,866,890
            Realized gain -- net ................................................................        4,531,770        9,033,357
            Change in unrealized appreciation -- net ............................................       (1,281,142)     (43,515,955)
            Dividends to Preferred Stock shareholders ...........................................      (12,734,644)     (10,285,335)
                                                                                                     ------------------------------
            Net increase (decrease) in net assets resulting from operations .....................       31,693,079       (1,901,043)
                                                                                                     ------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................      (29,867,063)     (37,217,450)
                                                                                                     ------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholder .....      (29,867,063)     (37,217,450)
                                                                                                     ------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from stock transactions ..........................          823,540        2,413,582
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Stock ..................        2,649,556      (36,704,911)
            Beginning of year ...................................................................      589,403,940      626,108,851
                                                                                                     ------------------------------
            End of year* ........................................................................    $ 592,053,496    $ 589,403,940
                                                                                                     ==============================
                * Undistributed investment income -- net ........................................    $   1,546,251    $   4,109,174
                                                                                                     ==============================

      See Notes to Financial Statements.


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       13

Financial Highlights

The following per share data and ratios                                               For the Year Ended June 30,
have been derived from information                                 ----------------------------------------------------------------
provided in the financial statements.                                 2007          2006          2005         2004           2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .................   $  14.44      $  15.40      $  14.73      $  15.53      $  14.82
                                                                   ----------------------------------------------------------------
            Investment income -- net* ..........................       1.01          1.05          1.07          1.05          1.09
            Realized and unrealized gain (loss) -- net .........        .07          (.85)          .69          (.84)          .63
            Dividends and distributions to Preferred
              Stock shareholders:
                Investment income -- net .......................       (.31)         (.25)         (.14)         (.08)         (.10)
                Realized gain -- net ...........................         --            --            --            --            --
                                                                   ----------------------------------------------------------------
            Total from investment operations ...................        .77          (.05)         1.62           .13          1.62
                                                                   ----------------------------------------------------------------
            Less dividends and distributions to Common
              Stock shareholders:
                Investment income -- net .......................       (.73)         (.91)         (.95)         (.93)         (.91)
                Realized gain -- net ...........................         --            --            --            --            --
                                                                   ----------------------------------------------------------------
            Total dividends and distributions to Common
              Stock shareholders ...............................       (.73)         (.91)         (.95)         (.93)         (.91)
                                                                   ----------------------------------------------------------------
            Net asset value, end of year .......................   $  14.48      $  14.44      $  15.40      $  14.73      $  15.53
                                                                   ================================================================
            Market price per share, end of year ................   $  13.92      $  13.94      $  14.97      $  13.36      $  14.85
                                                                   ================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .................       5.46%         (.29%)       11.56%         1.28%        11.60%
                                                                   ================================================================
            Based on market price per share ....................       5.02%         (.98%)       19.56%        (3.93%)       11.45%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and
              reimbursement and interest expense and
              fees** ...........................................       1.12%         1.10%         1.11%         1.10%         1.11%
                                                                   ================================================================
            Total expenses, net of waiver and
              reimbursement** ..................................       1.60%         1.35%         1.16%         1.17%         1.24%
                                                                   ================================================================
            Total expenses** ...................................       1.66%         1.41%         1.22%         1.24%         1.31%
                                                                   ================================================================
            Total investment income -- net .....................       6.81%         7.01%         6.99%         6.87%         7.09%
                                                                   ================================================================
            Amount of dividends to Preferred Stock
              shareholders .....................................       2.11%         1.68%          .93%          .53%          .65%
                                                                   ================================================================
            Investment income -- net, to Common Stock
              shareholders .....................................       4.70%         5.33%         6.06%         6.34%         6.44%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ..........       3.27%         2.62%         1.48%          .85%         1.03%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock,
              end of year (in thousands) .......................   $592,053      $589,404      $626,109      $598,908      $631,571
                                                                   ================================================================
            Preferred Stock outstanding,
              end of year (in thousands) .......................   $390,000      $390,000      $390,000      $390,000      $390,000
                                                                   ================================================================
            Portfolio turnover .................................         35%           34%           47%           35%           25%
                                                                   ================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ..........................   $  2,518      $  2,511      $  2,605      $  2,536      $  2,619
                                                                   ================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
            Series A -- Investment income -- net ...............   $    806      $    641      $    347      $    195      $    253
                                                                   ================================================================
            Series B -- Investment income -- net ...............   $    828      $    671      $    391      $    216      $    269
                                                                   ================================================================
            Series C -- Investment income -- net ...............   $    815      $    662      $    373      $    218      $    248
                                                                   ================================================================
            Series D -- Investment income -- net ...............   $    806      $    653      $    351      $    210      $    255
                                                                   ================================================================
            Series E -- Investment income -- net ...............   $    819      $    659      $    369      $    213      $    262
                                                                   ================================================================

*     Based on average shares outstanding.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

      See Notes to Financial Statements.


14       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniHoldings California Insured Fund, Inc. was renamed BlackRock MuniHoldings California Insured Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       15
      pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At June 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $151,017,121, the related liability for trust certificates was $72,864,500 and the range of interest rates on the liability for trust certificates was 3.74% to 3.78%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $285,247 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of a permanent difference attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


16       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and previously FAM) has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the period July 1, 2006 to September 29, 2006, FAM earned fees of $1,358,540, of which $91,218 was waived and for the period September 30, 2006 to June 30, 2007, the Manager earned fees of $4,107,458, of which $253,699 was waived. In addition, the Manager (and previously FAM) has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to the Manager (and previously FAM) indirectly through its investment in CMA California Municipal Money Fund. For the period July 1, 2006 to September 29, 2006, FAM reimbursed the Fund in the amount of $9,748 and for the period September 30, 2006 to June 30, 2007, the Manager reimbursed the Fund in the amount of $12,986.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For the year ended June 30, 2007, the Fund reimbursed FAM and the Manager $5,033 and $14,880, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, and/or Merrill Lynch.


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       17

Notes to Financial Statements (concluded)

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2007 were $384,956,598 and $365,459,983, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended June 30, 2007 and June 30, 2006 increased by 54,952 and 162,205, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2007 were: Series A, 3.70%; Series B, 3.50%; Series C, 3.75%; Series D, 3.68%; and Series E, 3.80%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Manager, earned $253,066 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.058000 per share on August 1, 2007 to shareholders of record on July 16, 2007.

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       6/30/2007      6/30/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $42,601,707    $47,502,785
                                                      --------------------------
Total distributions ..............................    $42,601,707    $47,502,785
                                                      ==========================

As of June 30, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  1,549,517
Undistributed ordinary income -- net ........................         161,143
                                                                 ------------
Total undistributed earnings -- net .........................       1,710,660
Capital loss carryforward ...................................     (31,882,311)*
Unrealized gains -- net .....................................      15,112,246**
                                                                 ------------
Total accumulated losses -- net .............................    $(15,059,405)
                                                                 ============

* On June 30, 2007, the Fund had a net capital loss carryforward of $31,882,311, of which $3,988,050 expires in 2008, $24,786,894 expires in
      2009 and $3,107,367 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.


18       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniHoldings California Insured Fund, Inc. (formerly MuniHoldings California Insured Fund, Inc.) as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings California Insured Fund, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 21, 2007

Fund Certification (Unaudited)

In May 2007, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Forms N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniHoldings California Insured Fund, Inc. during the taxable year ended June 30, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       19

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


20       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Officers and Directors

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years          Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,       121 Funds       None
Doll, Jr.*  Princeton, NJ  President    present  Global Chief Investment Officer for Equities,        161 Portfolios
            08543-9011     and                   Chairman of the BlackRock Retail Operating
            Age: 52        Director              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1997 to  Director, The China Business Group, Inc. since       37 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from       57 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 63                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992;            37 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology     57 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 49


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       21

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years          Director        Director
====================================================================================================================================
Independent Directors* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of             37 Funds        Kimco
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of        57 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                        Corporation
            Age: 72                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds from
                                                 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common
                                                 Retirement Fund from 1989 to 2006; Member of
                                                 the Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company
                                                 from 1992 to 2004, Vice Chairman thereof from
                                                 1998 to 2004, and Director Emeritus thereof since
                                                 2004; Director, LaSalle Street Fund from 1995 to
                                                 2001; Director, Kimco Realty Corporation since
                                                 1997; Member of the Investment Advisory
                                                 Committee of the Virginia Retirement System since
                                                 1998, Vice Chairman thereof from 2002 to 2005,
                                                 and Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998, its Vice
                                                 Chairman from 2000 to 2006, and Chairman,
                                                 thereof, since 2006; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation
                                                 since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert     P.O. Box 9095  Director     1997 to  Professor Emeritus, New York University since        37 Funds        None
I. London   Princeton, NJ               present  2005; John M. Olin Professor of Humanities, New      57 Portfolios
            08543-9095                           York University from 1993 to 2005; and Professor
            Age: 68                              thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since
                                                 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of Directors
                                                 of Vigilant Research, Inc. since 2006; Member of
                                                 the Board of Directors for Grantham University
                                                 since 2006; Director of AIMS since 2006; Director
                                                 of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of Cerego,
                                                 LLC since 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993.


22       BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007

Officers and Directors (concluded)

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years          Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &      37 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar       57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 64                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at
                                                 Law, P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico (now
                                                 Wells Fargo) from 1975 to 1976; Vice President,
                                                 American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      37 Funds       None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon        57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to
            Age: 70                              1995; Chairman of Salomon Brothers Equity Mutual
                                                 Funds from 1992 to 1995; regular columnist with
                                                 Forbes Magazine from 1992 to 2002; Director of
                                                 Stock Research and U.S. Equity Strategist at
                                                 Salomon Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 47        Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Karen       P.O. Box 9011  Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
Clark       Princeton, NJ  Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
            08543-9011     Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
            Age: 42                              2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 47                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286


  BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.    JUNE 30, 2007       23

BlackRock MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniHoldings California Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                   # HOLDCA-6/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
            (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -           Fiscal Year Ended June 30, 2007 - $57,350
                                       Fiscal Year Ended June 30, 2006 - $32,500

            (b) Audit-Related Fees -   Fiscal Year Ended June 30, 2007 - $3,500
                                       Fiscal Year Ended June 30, 2006 - $3,500

            The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

            (c) Tax Fees -             Fiscal Year Ended June 30, 2007 - $6,100
                                       Fiscal Year Ended June 30, 2006 - $6,000

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -       Fiscal Year Ended June 30, 2007 - $0
                                       Fiscal Year Ended June 30, 2006 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) 0%

            (f) Not Applicable

            (g) Fiscal Year Ended June 30, 2007 - $2,970,500
                Fiscal Year Ended June 30, 2006 - $2,819,300

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,735,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha
            Kenneth A. Froot
            Joe Grills
            Herbert I. London
            Roberta Cooper Ramo
            Robert S. Salomon, Jr.

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures Applicable to the Fund

            Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

            In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

            The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

            To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

            The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

            From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

            In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

            In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

            The Manager has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

            Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of June 30, 2007.

            (a)(1) BlackRock Apex Municipal Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing

            Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. O'Connor is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Jaeckel has been a member of the Fund's management team since 2006 and Mr. O'Connor has been the Fund's portfolio manager since 1997.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            (a)(2) As of June 30, 2007:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (iii) Number of Other Accounts and
                                    (ii) Number of Other Accounts Managed               Assets for Which Advisory Fee is
                                         and Assets by Account Type                             Performance-Based
------------------------------------------------------------------------------------------------------------------------------------
                               Other                                                 Other
                             Registered        Other Pooled                        Registered        Other Pooled
     (i) Name of             Investment         Investment           Other         Investment         Investment           Other
  Portfolio Manager          Companies           Vehicles           Accounts       Companies           Vehicles           Accounts
------------------------------------------------------------------------------------------------------------------------------------
Theodore R.
Jaeckel, Jr.                    80                  0                  1                0                   0                 1
------------------------------------------------------------------------------------------------------------------------------------
                          $27,998,012,168          $0            $34,091,152           $0                  $0            $34,091,152
------------------------------------------------------------------------------------------------------------------------------------
Walter O'Connor                 80                  0                  0                0                   0                 0
------------------------------------------------------------------------------------------------------------------------------------
                          $27,998,012,168          $0                 $0               $0                  $0                $0
------------------------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of June 30, 2007:

      Portfolio Manager Compensation

            The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

            Base compensation. Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

            Performance-Based Compensation. BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of closed-end, insured, California municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                  Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                  Stock Bonus

                  A portion of the dollar value of the total annual
            performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                  Other Compensation Programs

                  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                  Other Benefits

                  Portfolio managers are also eligible to participate in
            broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

            (a)(4) Beneficial Ownership of Securities. As of June 30, 2007,
                   neither Mr. Jaeckel nor Mr. O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 20, 2007


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 20, 2007